SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) March 12, 1997



                        Diamond Cable Communications Plc
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


   England                         33-83740                         N/A
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)



Diamond Plaza, Daleside Road, Nottingham  NG2 3GG, England.        (N/A)
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)



                                 44-115-912-2217
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                      (N/A)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         On March 12, 1997, Diamond Cable Communications Plc issued to the public a press release announcing the retirement of its Managing Director, Gary L. Davis.


Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.


Item 8.  Change in Fiscal Year.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Diamond Cable Communications Plc
                                                        (Registrant)



                                              By /s/Nicholas Millard
                                                 ------------------------------
                                                 Nicholas Millard
                                                 Chief Financial Officer


Dated: March 12, 1997

                                INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit Number                                                    Numbered Page
--------------                                                    -------------

(99)                  Additional Exhibits (Press Release)